U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                           --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/
                                                                           --

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.      2

                                     and/or
                                                                          --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           /X/
                                                                          --

                  Amendment No.     3

                        (Check appropriate box or boxes)

                             PRAGMA INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                        7150 Greenville Avenue, Suite 101
                               Dallas, Texas 75231
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (214) 373-3585

                               John H. Alban, III
                                  PRAGMA, Inc.
                        7150 Greenville Avenue, Suite 101
                               Dallas, Texas 75231
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Tina D. Hosking
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

/X / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on (date) pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on (date) pursuant to paragraph (a) of Rule 485

         The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                             PRAGMA INVESTMENT TRUST

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933

PART A

ITEM NO.   REGISTRATION STATEMENT CAPTION            CAPTION IN PROSPECTUS

1.         Cover Page                                Cover Page

2.         Synopsis                                  Expense Information

3.         Condensed Financial Information           Financial Highlights;
                                                     Performance Information

4.         General Description of Registrant         Operation of the Fund;
                                                     Investment Objective,
                                                     Investment Policies and
                                                     Risk Considerations

5.         Management of the Fund                    Operation of the Fund

6.         Capital Stock and Other Securities        Cover Page; Operation of
                                                     the Fund; Dividends and
                                                     Distributions; Taxes

7.         Purchase of Securities Being Offered      How to Purchase Shares;
                                                     Calculation of Share
                                                     Price; Application

8.         Redemption or Repurchase                  How to Redeem Shares

9.         Pending Legal Proceedings                 Inapplicable


PART B
                                                     CAPTION IN STATEMENT
                                                     OF ADDITIONAL
ITEM NO.   REGISTRATION STATEMENT CAPTION            INFORMATION

10.        Cover Page                                Cover Page

11.        Table of Contents                         Table of Contents







                                (i)

12.        General Information and History           The Fund

13.        Investment Objectives and Policies        Definitions, Policies and
                                                     Risk Considerations;
                                                     Investment Limitations;
                                                     Securities Transactions;
                                                     Portfolio Turnover

14.        Management of the Fund                    Trustees and Officers

15.        Control Persons and Principal Holders     Principal Security
           of Securities                             Holders

16.        Investment Advisory and Other Services    The Investment Adviser;
                                                     Custodian; Auditors;
                                                     Countrywide Fund Services
                                                     Inc.; Securities
                                                     Transactions

17.        Brokerage Allocation and Other            Securities Transactions
           Practices

18.        Capital Stock and Other Securities        The Fund

19.        Purchase, Redemption and Pricing of       Calculation of Share
           Securities Being Offered                  Price; Redemption in Kind

20.        Tax Status                                Taxes

21.        Underwriters                              Inapplicable

22.        Calculation of Performance Data           Historical Performance
                                                     Information

23.        Financial Statements                      Annual Report

PART C

                  The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.










                                      (ii)

                                   The PRAGMA
                                 Providence Fund





===============================================================================
                              A SEPARATE SERIES OF
                             PRAGMA INVESTMENT TRUST




                                   Prospectus
                                 August 1, 1997

PRAGMA INVESTMENT TRUST
===============================================================================
7150 Greenville Avenue
Suite 101
Dallas, Texas 75231
http://www.pragmafunds.com

BOARD OF TRUSTEES
===============================================================================
John H. Alban, Jr.
John H. Alban, III
Ted C. Hager
William L. Hutton
John B. Lamb
William B. Snyder
James C. Tappan
John Robert Thomas


OFFICERS
===============================================================================
John H. Alban, Jr., Chairman of the Board
John H. Alban, III, President
Robert G. Dorsey, Vice President
Tina D. Hosking, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
===============================================================================
PRAGMA, Inc.
7150 Greenville Avenue
Suite 101
Dallas, Texas 75231
Tel. 214-373-3585
Fax 214-987-1728


TRANSFER AGENT
===============================================================================
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
800-738-2065

RATE LINE
800-852-3809


TABLE OF CONTENTS
===============================================================================
Expense Information............................  2
Financial Highlights...........................  3
Investment Objective, Investment Policies and
Risk Considerations............................  4
How to Purchase Shares.........................  6
How to Redeem Shares...........................  7
Dividends and Distributions....................  8
Taxes..........................................  8
Operation of the Fund..........................  9
Calculation of Share Price..................... 10
Performance Information........................ 10

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                                                     PROSPECTUS
                                                                 August 1, 1997







                             PRAGMA INVESTMENT TRUST
                        7150 Greenville Avenue, Suite 101
                               Dallas, Texas 75231
                      Tel (214)373-3585 - Fax (214)987-1728
                           http://www.pragmafunds.com
===============================================================================

The PRAGMA PROVIDENCE FUND (the "Fund"), a separate series of PRAGMA Investment Trust, is an aggressive growth equity mutual fund which seeks long-term capital appreciation through investment in common stocks. Dividend income is only an incidental consideration to the Fund's investment objective.


PRAGMA, Inc. (the "Adviser"), 7150 Greenville Avenue, Suite 101, Dallas, Texas 75231, manages the Fund's investments. The Adviser analyzes overall economic conditions, market sectors and individual securities to identify and purchase shares of companies which it believes have the potential for significant growth.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below.


-------------------------------------------------------------------------------
FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
Nationwide......................................................   800-738-2065


-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

EXPENSE INFORMATION
===============================================================================

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases....................................      None
Sales Load Imposed on Reinvested Dividends.........................      None
Redemption Fee.....................................................      None *


     * A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $10. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees...................................................     1.50% **
12b-1 Fees........................................................     None
Other Expenses....................................................     None
                                                                   --------
Total Fund Operating Expenses.....................................    1.50%
                                                                   ========


** The Adviser undertakes that the expenses of the Fund will not, in any event, exceed 1.50% of the Fund's average net assets. The Adviser has agreed reduce its management fee in an amount equal to the fees and expenses of the non-interested Trustees. See "Operation of the Fund."


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


           1 Year                   $   15
           3 Years                      47


The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
===============================================================================


The following information, which has been audited by Arthur Anderson LLP, is an integral part of the Fund's audited financial statements and should be read in conjunction with the financial statements. The financial statements as of March 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained at no charge by calling the PRAGMA Providence Fund at 800-738-2065 or by writing to the Fund at the address on the front of this Prospectus.

                                                         Per Share Data for a Share Outstanding Throughout the Year
===================================================================================================================
                                                                                                     Year
                                                                                                     Ended
                                                                                                   March 31,
                                                                                                     1997

Net asset value at beginning of year.........................................................    $     10.00
                                                                                                -------------

Income from investment operations:
   Net investment loss.......................................................................         ( 0.07 )
   Net realized and unrealized losses on investments ........................................         ( 0.83 )
                                                                                                -------------
Total from investment operations.............................................................         ( 0.90 )
                                                                                                -------------

Less distributions:
   Dividends from net investment income......................................................           0.00
   Distributions from net realized gains.....................................................           0.00
                                                                                                -------------
Total distributions..........................................................................           0.00
                                                                                                -------------

Net asset value at end of year...............................................................    $      9.10
                                                                                                =============

Total return.................................................................................      ( 9.00 )%
                                                                                                =============

Net assets at end of period (000's)..........................................................    $     3,782
                                                                                                =============

Ratio of expenses to average net assets......................................................          1.50%

Ratio of net investment loss to average net assets...........................................         (.85)%

Portfolio turnover rate......................................................................           241%

Average commission rate per share............................................................    $    0.0486


-------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
===============================================================================


The investment objective of the Fund is long-term capital appreciation through investment in common stocks. Dividend income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. In order to provide flexibility, unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval. Investments in common stocks are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

In selecting the securities which it judges to have potential for significant price appreciation, the Adviser combines a "top-down" analysis of overall economic conditions, markets and market sectors with fundamental security analysis. Its fundamental security analysis focuses on:

         1. companies whose products or services give the company and/or its share price the potential for significant growth;

         2. companies, regardless of market capitalization, with innovative or appealing science, technology, products, systems or services; and

         3. "special situations" that may cause a company and/or its share price to grow significantly because of changes in products, services, applicability or strategy.

The Fund may invest in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.


The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund does not currently intend to invest more than 15% of its net assets in American Depository Receipts and other foreign securities. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely.

For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market investment companies, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. The Fund may invest up to 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in the securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. Repurchase agreements entered into by the Fund will be collateralized by high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers, although the Fund has no present intention to do so.

The Fund may borrow money from banks or as may be necessary for the clearance of securities transactions but only for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the affirmative vote of a majority of its outstanding shares.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 200%, but may be either higher or lower. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Fund will not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not qualify as a regulated investment company if it derives more than 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
===============================================================================

Your initial investment in the Fund must be at least $1,000 ($250 for tax-deferred retirement plans). Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Fund's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "PRAGMA Providence Fund." An account application is included in this Prospectus.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund reserves the right to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent at 800-738-2065 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Fund reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "PRAGMA Providence Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Fund's offices at 7150 Greenville Avenue, Suite 101, Dallas, Texas 75231. Such additional investments will be confirmed at the net asset value next determined on the business day that the Transfer Agent receives the order from the Fund. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.

You may also make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The initial and subsequent investments must be at least $50. The Adviser pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.



HOW TO REDEEM SHARES
===============================================================================

You may redeem shares of the Fund on each day that the Fund is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent at 800-738-2065. The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. Individual Retirement Accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged a $10 processing fee by the Fund's Custodian. The Fund reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount. The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


DIVIDENDS AND DISTRIBUTIONS
===============================================================================

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

         Share Option  --           income distributions and capital gains
                                    distributions reinvested in additional
                                    shares.

         Income Option --           income distributions and
                                    short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option   --           income distributions and capital gains
                                    distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option.


TAXES
===============================================================================


The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.


OPERATION OF THE FUND
===============================================================================

The Fund is a diversified series of PRAGMA Investment Trust, an open-end management investment company organized as an Ohio business trust on January 10, 1996. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.


The Fund retains PRAGMA, Inc. (the "Adviser"), 7150 Greenville Avenue, Suite 101, Dallas, Texas, to manage the Fund's investments. The Adviser, organized in 1981, has been managing stock and bond portfolios for customers for 16 years. John H. Alban, Jr., who is primarily responsible for overseeing the management of the Fund's portfolio, began investing on behalf of customers in 1964 and founded PRAGMA, Inc. in 1981. Since its inception, PRAGMA, Inc. has been especially active managing the global futures and foreign exchange portfolios of its institutional and select individual customers. The Adviser has been recognized as a pioneer in the area of managed futures and has, over its 16 year history, been ranked among the leading managers in the area of futures and foreign exchange investments. Assets under management have grown from the initial customers' capital of less than $400,000 to June 30, 1997's $16 million, most of which was managed in the stock and bond markets.


Mr. Alban, Jr. and his wife, Joyce T. Alban, are the largest shareholders of the Fund. In fact, they may be deemed to control the Fund by virtue of the fact that they collectively own more than 25% of the Fund's shares as of the date of this Prospectus.

The Fund pays the Adviser a fee at the annual rate of 1.50% of the average value of its daily net assets. Unlike most mutual funds, the advisory fee paid by the Fund includes transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses.


The Adviser has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


The Transfer Agent also provides accounting and pricing services to the Fund. For its services to the Fund, the Transfer Agent receives a monthly fee from the Adviser, out of the investment advisory fee paid by the Fund to the Adviser, for calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties.

The Transfer Agent has also been retained to provide administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of the Fund's tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser pays the Transfer Agent monthly, out of the investment advisory fee the Adviser receives from the Fund, a fee for these administrative services at the annual rate of 0.15% of the average value of the Fund's daily net assets up to $25 million, 0.125% of such assets between $25 million and $50 million and 0.10% of such assets in excess of $50 million.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.


CALCULATION OF SHARE PRICE
===============================================================================

On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.


PERFORMANCE INFORMATION
===============================================================================

From time to time, the Fund may advertise its "average annual total return." Average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the NASDAQ Composite Index and the Russell 2000 Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

PRAGMA PROVIDENCE FUND
ACCOUNT APPLICATION

Please mail completed account application to:
     Countrywide Fund Services, Inc.
     P.O. Box 5354
     Cincinnati, Ohio 45201-5354


                              ACCOUNT NO.  34 _________________________________
                                                     (For Fund Use Only)

                              FOR BROKER/DEALER USE ONLY
                              Firm Name:_______________________________________
                              Home Office Address:_____________________________
                              Branch Address:__________________________________
                              Rep Name & No.:__________________________________
                              Rep. Signature:__________________________________


Initial Investment of $ __________________ ($1,000 minimum)
o  Check or draft enclosed payable to the PRAGMA Providence Fund.
o  Bank Wire From:_____________________________________________________

ACCOUNT NAME                                              S.S. #/TAX I.D.#
______________________________________________________    _____________________
Name of Individual, Corporation, Organization,            (In case of custodial
or Minor, etc.                                            account please
                                                          list minor's S.S.#)

______________________________________________________    Citizenship:
Name of Joint Tenant, Partner, Custodian                  o  U.S.
ADDRESS                                                   o  Other_____________

                                                          PHONE

______________________________________________________    (      )_____________
Street or P.O. Box                                        Business Phone

______________________________________________________    (      )_____________
City            State                 Zip                  Home Phone

Check Appropriate Box:   o Individual   o Joint Tenant (Right of survivorship
presumed) o Corporation  o Trust     o Custodial     o Other

Occupation and Employer Name/Address:__________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No


TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number.
Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.


DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option   --  Income distributions and capital gains distributions
                      automatically reinvested in additional shares.
o  Income Option  --  Income distributions and short-term capital gains distributions paid in cash, long-term capital gains
                      distributions reinvested in additional shares.
o  Cash Option    --  Income distributions and capital gains distributions
                      paid in cash.
           o  By Check    o  By ACH to my bank checking or savings account.
                             PLEASE ATTACH A VOIDED CHECK.

AUTOMATIC MONTLY INVESTMENTS (Complete for investments into the Fund)
Automatic monthly investments are available for all established accounts of the Fund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50 per month. Though a continuous program of 12 monthly investments is recommended, automatic investments may be discontinued by the shareholder at any time.

Please invest $________ per month in the Fund.    ABA Routing Number
                                                  of your FI___________________

                                                  FI Account Number____________

                                                  o Checking Account  o Savings
Account
_______________________________________________________________________________
  Name of Financial Institution (FI) Please make my automatic investment on:

________________________________________ o the last business day of each month
________________________________________ o the 15th day of each month
________________________________________ o both the 15th and last business day

x____________________________________   x______________________________________
(Signature of Depositor EXACTLY as       (Signature of Joint Tenant - if any)
 it appears on FI Records)

   (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

          PLEASE ATTACH A VOIDED CHECK.

INDEMNIFICATION TO SHAREHOLDER'S FINANICAL INSTITUTION
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("Countrywide") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by Countrywide, Countrywide hereby agrees:
   Countrywide will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. Countrywide will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. Countrywide will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) day written notice from either party to the other.

REDEMPTION OPTIONS
I (we) authorize the Fund or Countrywide Fund Services, Inc. to act upon instructions received by telephone to have amounts withdrawn from my (our) account in the Fund (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum) OR MAILED to my (our) bank account designated below. I
(we) further authorize the use of automated cash transfers to and from the account designated below.
     NOTE: For wire redemptions, the indicated bank should be a commercial bank. PLEASE ATTACH A VOIDED CHECK FOR THE ACCOUNT.

Bank Account Number_____________   Bank Routing Transit Number_________________

Name of Account Holder_________________________________________________________
Bank Name_________________         Bank Address________________________________
                                                  City             State


          NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE FOLLOWING RESOLUTION FORM. UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
     RESOLVED: That this corporation or organization become a shareholder of the PRAGMA Providence Fund (the Fund) and that

_______________________________________________________ is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                   CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and Bylaws or other empowering documents of the


_______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of_______________________________________
                                                      (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_______________________________________________________________________________
at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.
                   NAME                                 TITLE

________________________________________     _______________________________

________________________________________     _______________________________

________________________________________     _______________________________

Witness my hand and seal of the corporation or organization this_______day of______________________________________, 19___________________________


____________________________________     ______________________________________
         *Secretary-Clerk                Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release PRAGMA Investment Trust, PRAGMA, Inc., Countrywide Fund Services, Inc. and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



By: ________________________________________________    _______________________
                   Signature & Title                             Date


By: ________________________________________________    _______________________
                   Signature & Title                             Date

                             PRAGMA INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1997



                           The PRAGMA Providence Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the PRAGMA Providence Fund dated August 1, 1997. A copy of the Fund's Prospectus can be obtained by writing the Fund at 7150 Greenville Avenue, Suite 101, Dallas, Texas 75231, or by calling the Fund at 800-738-2065.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRAGMA Investment Trust
                        7150 Greenville Avenue, Suite 101
                               Dallas, Texas 75231

                                TABLE OF CONTENTS
                                                              PAGE

THE FUND......................................................  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS ................  3

INVESTMENT LIMITATIONS........................................  8

TRUSTEES AND OFFICERS......................................... 10

THE INVESTMENT ADVISER........................................ 12

SECURITIES TRANSACTIONS....................................... 13

PORTFOLIO TURNOVER............................................ 15

CALCULATION OF SHARE PRICE.................................... 15

TAXES......................................................... 15

REDEMPTION IN KIND............................................ 16

HISTORICAL PERFORMANCE INFORMATION............................ 17

PRINCIPAL SECURITY HOLDERS.................................... 19

CUSTODIAN..................................................... 19

AUDITORS...................................................... 19


COUNTRYWIDE FUND SERVICES, INC................................ 19

ANNUAL REPORT................................................. 20

THE FUND

         PRAGMA Investment Trust (the "Trust") was organized as an Ohio business trust on January 10, 1996. The Trust currently offers one series of shares to investors, the PRAGMA Providence Fund (the "Fund").

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Investment Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, by trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund will only invest in bankers' acceptances of banks having a short-term rating of A-1 by S&P or Prime-1 by Moody's. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. It is the Fund's policy, which may not be changed without the affirmative vote of a majority of its outstanding shares, that such loans will not be made if as a result the aggregate of all outstanding loans exceeds 25% of the value of the Fund's total assets.

          Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Fund or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

INVESTMENT LIMITATIONS

         The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund may not:

         1. Invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, at market value, would be invested in the securities of such issuer. This restriction does not apply to investment in securities of the United States Government, its agencies or instrumentalities.

         2. Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This restriction does not apply to investment in securities of the United States Government, its agencies or instrumentalities.

         3. Invest more than 25% of its total assets in the securities of issuers in any particular industry. This restriction does not apply to investment in securities of the United States Government, its agencies or instrumentalities.

         4.  Invest for the purpose of exercising control or management.

         5. Purchase or sell commodities or real estate. However, the Fund may invest in publicly traded securities secured by real estate or issued by companies which invest in real estate or real estate interests.

         6. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This restriction on short sales does not apply to short sales "against the box" (i.e., when the Fund owns or is long on the securities sold short).

         7. Lend money, except by engaging in repurchase agreements or by purchasing publicly distributed or privately placed debt obligations in which the Fund may invest consistent with its investment objective and policies. The Fund may make loans of its portfolio securities in an aggregate amount not exceeding 25% of its total assets, provided that such loans are collateralized by cash or cash equivalents or U.S. Government obligations in an amount equal to the market value of the securities loaned, marked to market on a daily basis.

         8. Borrow money, except for i) temporary bank borrowings not in excess of 5% of the value of the Fund's total assets for emergency or extraordinary purposes or ii) short-term credits not in excess of 5% of the value of the Fund's total assets as may be necessary for the clearance of securities transactions.

         9. Issue senior securities as defined in the Investment Company Act of 1940, as amended, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings described in (8) above, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

         10. Underwrite securities of other issuers except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

         11. Hold more than 15% of its net assets in securities which are illiquid.

         12. Invest in oil, gas or other mineral leases, or purchase or sell real property, including real estate limited partnership interests.

         13. Invest more than 5% of its net assets in warrants and will not invest more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. This restriction does not apply to investment in warrants acquired in units or attached to securities.

         With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Fund does not intend to pledge, mortgage or hypothecate the assets of the Fund. The Fund does not intend to make short sales of securities "against the box" as described in investment limitation 6. The Fund does not intend to make loans of its portfolio securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

         The following is a list of the Trustees and executive officers of the Fund. Each Trustee who is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk. John H. Alban, Jr. is the father of John H. Alban, III.


NAME                              AGE            POSITION HELD
----                              ---            -------------
*John  H. Alban, Jr.              62             Chairman of the Board/Trustee
*John H. Alban, III               33             President/Trustee
+Ted C. Hager                     63             Trustee
+William L. Hutton                56             Trustee
+John B. Lamb                     36             Trustee
+William B. Snyder                65             Trustee
+James C. Tappan                  62             Trustee
+John Robert Thomas               32             Trustee
Robert G. Dorsey                  40             Vice President
Tina D. Hosking                   28             Secretary
Mark J. Seger                     35             Treasurer


* John H. Alban, Jr. and John H. Alban, III, as affiliated persons of PRAGMA, Inc., the Fund's investment adviser, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee

         The principal occupations of the Trustees and executive officers of the Fund during the past five years are set forth below:

         JOHN H. ALBAN, JR., 7150 Greenville Avenue, Suite 101, Dallas, Texas, is Chairman of PRAGMA, Inc.

         JOHN H. ALBAN, III, 7150 Greenville Avenue, Suite 101, Dallas, Texas, is President of PRAGMA, Inc.


         TED C. HAGER, 1015 Hayden Drive, Carrollton, Texas, is President of Hager Containers, Inc. (a shipping container and point-of-purchase display manufacturing company).


         WILLIAM L. HUTTON, M.D., 7150 Greenville Avenue, Suite 500, Dallas, Texas, is Vice President of Texas Retina Associates (a medical association). He is also Chairman and Chief Executive Officer of Medsynergies (a practice management company) and President of Quality Vision Care Network.


         JOHN B. LAMB, 901 Main Street, 51st Floor, Dallas, Texas, is a Senior Vice President of NationsBank of Texas, N.A.


         WILLIAM B. SNYDER, M.D., 7150 Greenville Avenue, Suite 400, Dallas, Texas, is a partner of Texas Retina Associates.

         JAMES C. TAPPAN, 6952 S.E. Golfhouse Drive, Hobe Sound, Florida, is Chairman of the Board of Milnot Company (a food manufacturing company) and President of Tappan Capital Partners (an equity investment partnership). He is also a director of Columbia Mutual Life (an insurance company), A.T. Cross (a writing instruments company) and Edwards Baking Company (a baking company). He formerly was Chairman of the Board of Bentley Mills (a fine carpet company).

         JOHN ROBERT THOMAS, 7150 Greenville Avenue, Suite 114, Dallas, Texas, is Vice President of Medsynergies, Inc. He formerly was Vice President of Bank One Texas, N.A. (a commercial bank).

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio, is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and Treasurer of Countrywide Investments, Inc. (a registered broker-dealer and investment adviser) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc. and Countrywide Investments, Inc. and a wholly-owned subsidiary of Countrywide Credit Industries, Inc.). He is also Vice President of Capitol Square Funds, Dean Family of Funds, The New York State Opportunity Funds, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust and Maplewood Investment Trust and Assistant Vice President of Interactive Investments, Fremont Mutual Funds, Inc., Schwartz Investment Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust and The Gannett Welsh & Kotler Funds (all of which are registered investment companies).

         TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio, is Assistant Vice President and Counsel of Countrywide Fund Services, Inc. She is also Secretary of Dean Family of Funds, The New York State Opportunity Funds and Capitol Square Funds and Assistant Secretary of The Gannett Welsh & Kotler Funds.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio, is Vice President of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Capitol Square Funds, Dean Family of Funds, The New York State Opportunity Funds, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Williamsburg Investment Trust and Maplewood Investment Trust, Assistant Treasurer of Interactive Investments, Schwartz Investment Trust, The Tuscarora Investment Trust and The Gannett Welsh & Kotler Funds and Assistant Secretary of Fremont Mutual Funds, Inc.


         The Trust will reimburse the non-interested Trustees for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER


         PRAGMA, Inc. (the "Adviser") is the Fund's investment manager. John H. Alban, Jr. and John H. Alban, III, as employees of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. John H. Alban, Jr. is the controlling shareholder of the Adviser by virtue of his ownership of 84% of its outstanding shares.

         Under the terms of the investment advisory agreement between the Fund and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of its average daily net assets. Unlike most mutual funds, the advisory fee paid by the Fund includes transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses. For the fiscal year ended March 31, 1997, the Fund paid advisory fees of $52,490.


         The Adviser pays, out of the investment advisory fees it receives from the Fund, all the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. The Fund may have an obligation to indemnify the Fund's officers and Trustees with respect to litigation to which the Fund may be a party, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.

         By its terms, the Fund's investment advisory agreement will remain in force until March 15, 1998 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser will reimburse the Fund to the extent that the expenses of the Fund for any fiscal year exceed the applicable expense limitations imposed by state securities administrators, as such limitations may be lowered or raised from time to time. The most restrictive limitation is presently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. If any such reimbursement is required, the payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund at the end of such month. Certain expenses such as brokerage commissions, if any, taxes, interest, extraordinary items and other expenses subject to approval of state securities administrators are excluded from such limitations. If the expenses of the Fund approach the applicable limitation in any state, the Fund will consider the various actions that are available to it, including suspension of sales to residents of that state.

         The name "PRAGMA" is a property right of the Adviser and may be used by the Adviser in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the name "PRAGMA" if the Adviser ceases to be employed as the Fund's investment manager.

SECURITIES TRANSACTIONS


         Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Fund. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $35,917.


         Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser, nor affiliates of the Fund or the Adviser, will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

CODE OF ETHICS. The Fund and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


         Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal year ended March 31, 1997, the Fund's portfolio turnover rate was 241%.


CALCULATION OF SHARE PRICE

         The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Fund is open for business. The Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.


         The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         The Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding or demonstrates an exemption from withholding.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                 P (1 + T)n = ERV
Where:

P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The Fund's average annual total return for the fiscal year ended March 31, 1997 was -9.00%.


         The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Growth Funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS


         As of July 7, 1997, John H. Alban, Jr. and Joyce T. Alban, 4224 Belclaire Avenue, Dallas, Texas 75205, owned of record 26.3% of the outstanding shares of the Fund; Joyce T. Alban, 4224 Belclaire Avenue, Dallas, Texas 75225, owned of record 6.6% of the outstanding shares of the Fund; Snyder Investments Ltd., William B. Snyder General Partner, #5 Carmarthen Court, Dallas, Texas 75225, owned of record 10.4% of the outstanding shares of the Fund; and G & T Co. Southwest Securities Inc. Profit Sharing Plan for the benefit of William Felder, 1201 Elm Street, Suite 3500, Dallas, Texas 75270, owned of record 7.9% of the outstanding shares of the Fund.

         As of July 7, 1997, the Trustees and officers of the Fund as a group owned of record or beneficially 50.4% of the outstanding shares of the Fund.


CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. Star Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS

         The firm of Arthur Andersen LLP has been selected as independent auditors for the Fund for the fiscal year ending March 31, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


COUNTRYWIDE FUND SERVICES, INC.

         The Fund's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month. This fee is paid by the Adviser out of the investment advisory fee paid to the Adviser by the Fund. In addition, the Adviser reimburses the Transfer Agent for its out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         The Transfer Agent also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, the Transfer Agent receives from the Adviser (not the Fund) $2,000 per month when the Fund's average daily net assets are less than $50 million, $2,500 per month when the Fund's average daily net assets are between $50 million and $100 million, $3,000 per month when such assets are between $100 million and $200 million and $4,000 per month when the Fund's average daily net assets are $200 million or more.

         In addition, the Transfer Agent is retained to provide administrative services to the Fund. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Adviser (not the Fund) pays the Transfer Agent a fee at the annual rate of .15% of the average value of its daily net assets up to $25,000,000, .125% of such assets from $25,000,000 to $50,000,000 and .10% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $1,000 per month.

         The Transfer Agent is a wholly-owned subsidiary of Countrywide Financial Services, Inc., which in turn is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


ANNUAL REPORT

         The Fund's financial statements as of March 31, 1997 appear in the Fund's annual report which is attached to this Statement of Additional Information.

The PRAGMA Providence Fund_________________________________

24-Hour NAV Updates          Shareholder Services             Investment Adviser
      (800)852-4052             MGF Service Corp.                   PRAGMA, Inc.
                    312 Walnut Street, 21st Floor 7150 Greenville Ave, Suite 101
                      Cincinnati, Ohio 45202-3874            Dallas, Texas 75231
                                    (800)738-2065        Telephone (214)373-3585
                                                               Fax (214)987-1728
                                                        E-mail PRAGMAINC@AOL.COM
May 19, 1997

Dear Fellow Investor:

This letter is written to report on the results of the PRAGMA Providence Fund, which are as follows:

                                                            Fund      S&P 500
          PERIOD                           Dates           Results    Results
          ------                           -----           -------    -------
   Fund's first fiscal year           4/1/96 - 3/31/97      -9.00%    +19.83%
   First calendar quarter of 1997     12/31/96 - 3/31/97    -8.17%     +2.68%
   Year to date                       12/31/96 - 5/12/97    -0.81%    +13.83%


We are not satisfied with the results.  You shouldn't be either.

The reason for the difference between the fund' s performance and its benchmark is clear. The fund was initially structured to include science, technology, business system and service stocks with a significant representation of smaller companies. The past year has proven that we were correct in the industry groups we chose. Please note the NASDAQ 100 Index, widely regarded as a benchmark for large scientific and technological companies, was up 30% during the first year of the fund.

MOUNTAIN CHART SHOWING PERFORMANCE OF NASDAQ 100

                                     NASDAQ 100

April 1, 1996                           612.99
May 7, 1996                             660.82
June 12, 1996                           697.04
July 18, 1996                           643.74
August 22, 1996                         681.63
September 27, 1996                      744.73
November 1, 1996                        755.51
December 9, 1996                        856.64
January 15, 1997                        864.02
February 20, 1997                       880.25
March 27, 1997                          818.74
May 2, 1997                             909.49



           The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

We were incorrect, however, in focusing on smaller companies. Please note the difference in results of the S&P 500, a benchmark for large companies, and the Russell 2000, an index of 2000 small companies. The S&P 500 outperformed the Russell 2000 by more than 21%.

                             BIGGER HAS BEEN BETTER
                S&P 500 Total Return Index vs. Russell 2000 Index

MOUNTAIN CHART COMPARING RETURNS OF S&P 500 AND RUSSELL 2000 INDICES

                              S&P 500             Russell 2000
                              -------             ------------
April 1, 1996                 845.198                332.44
May 21,  1996                 872.846                363.04
July 11, 1996                 840.335                324.58
August 29, 1996               858.097                334.51
October 18, 1996              930.545                347.85
December 9, 1996              984.626                360.49
January 29, 1997            1,016.629                366.25
March 20, 1997              1,033.335                352.31
May 9, 1997                 1,091.492                361.42

Going forward, we will keep our focus on aggressive growth companies with strengths in technology, science and business systems and services but will redirect our attention to larger companies because we believe the larger ones will continue to outperform in the future. Despite the attractiveness of the notion that on Wall Street whatever was in a down cycle during the last period must be due for an up cycle, we think the flow of funds into larger rather than smaller stocks is the result of a systematic change in our financial system and not a cyclical anomaly.

Realigning the fund builds on it's strengths and positions it well for the future. We are highly confident that the fund will be successful.

We remain happy to answer any questions you might have and look forward to your continued participation in the PRAGMA Providence Fund and its goal of long term aggressive growth for its investors.


Sincerely,


/s/John H. Alban, jr.                                 /s/John H. Alban, III
John H. Alban, jr.                                   John H. Alban, III
Chairman                                             President

           The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

The PRAGMA Providence Fund

        Comparison of the Change in Value of a $10,000 Investment in the PRAGMA Providence Fund and the S&P 500 Index

MOUNTAIN CHART
                                      PRAGMA
                                    Providence          S&P
                                       Fund             500
                                    ----------        -------
March 31, 1996                       $10,000          $10,000
April 30, 1996                        10,320           10,147
May 31, 1996                          10,720           10,409
June 30, 1996                         10,180           10,449
July 31, 1996                          9,100            9,987
August 31, 1996                        9,410           10,198
September 30, 1996                     9,870           10,772
October 31, 1996                       9,410           11,069
November 30, 1996                      9,870           11,906
December 31, 1996                      9,910           11,670
January 31, 1997                      10,520           12,399
February 28, 1997                     10,110           12,496
March 31, 1997                         9,100           11,983


The PRAGMA Providence Fund
Average Annual Total Return

        1 Year*
        (9.00)%

* Initial public offering of shares was April 1, 1996.

                                   The PRAGMA
                                Providence Fund








                              a separate series of
                            PRAGMA INVESTMENT TRUST




                                 Annual Report
                                 March 31, 1997

                               ARTHUR ANDERSEN LLP



                    Report of Independent Public Accountants



To Shareholders and Board of Trustees
  of the PRAGMA Investment Trust:



         We have audited the accompanying statement of assets and liabilities of the PRAGMA Providence Fund of the PRAGMA Investment Trust (an Ohio business trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Pragma Providence Fund as of February 20, 1996 in conformity with generally accepted accounting principles.


                                            /s/ Arthur Andersen LLP


Cincinnati, Ohio
  April 16, 1997

PRAGMA Providence Fund
Statement of Assets and Liabilities
March 31, 1997

ASSETS
Investments in securities:
  At acquisition cost                                             $ 3,753,296
                                                                  ===========
  At value (Note 1)                                               $ 3,633,200
Cash                                                                  132,805
Receivable for capital shares sold                                         50
Dividends receivable                                                    1,654
Receivable for securities sold                                        162,193
                                                                  -----------
  TOTAL ASSETS                                                      3,929,902
                                                                  -----------

LIABILITIES
Payable to affiliates (Note 3)                                          5,181
Payable for securities purchased                                      142,745
                                                                  -----------
  TOTAL LIABILITIES                                                   147,926
                                                                  -----------

NET ASSETS                                                        $ 3,781,976
                                                                  ===========
Net assets consist of:
Paid-in capital (Note 1)                                          $ 4,160,200
Accumulated net realized losses from security transactions           (258,128)
Net unrealized depreciation on investments                           (120,096)
                                                                  -----------
Net assets                                                        $ 3,781,976
                                                                  ===========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                          415,677
                                                                  ===========
Net asset value, offering price and redemption price per share    $      9.10
                                                                  ===========

See accompanying notes to financial statements.

PRAGMA Providence Fund
Statement of Operations
For the Year Ended March 31 , 1997

INVESTMENT INCOME
  Dividend income                                                 $     11,627
  Interest income                                                       10,837
                                                                  ------------
       TOTAL INVESTMENT INCOME                                          22,464
                                                                  ------------
EXPENSES
  Investment management fees (Note 3)                                   52,490
                                                                  ------------
NET INVESTMENT LOSS                                                    (30,026)
                                                                  ------------
REALIZED AND UNREALIZED LOSSES
  ON INVESTMENTS
  Net realized losses from security transactions                      (258,128)
  Net change in unrealized appreciation/depreciation
    on investments                                                    (120,096)
                                                                  ------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                                               (378,224)
                                                                  ------------
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                                      $   (408,250)
                                                                  ============

See accompanying notes to financial statements.

     PRAGMA Providence Fund
     Statement of Changes in Net Assets
     For the Year Ended March 31, 1997

     FROM OPERATIONS:
        Net investment loss                                       $    (30,026)
        Net realized losses from security transactions                (258,128)
        Net change in unrealized appreciation/
           depreciation on investments                                (120,096)
                                                                  ------------
     Net decrease in net assets from operations                       (408,250)
                                                                  ------------
     FROM DISTRIBUTIONS TO SHAREHOLDERS:
        Dividends from net investment income                              --
        Distributions from net realized gains                             --
                                                                  ------------
     Decrease in net assets from distributions to shareholders            --
                                                                  ------------
     FROM CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from shares sold                                    3,699,846
        Net asset value of shares issued in
            reinvestment of distributions to shareholders                   --
        Payments for shares redeemed                                    (9,620)
                                                                  ------------
     Net increase in net assets from capital share transactions      3,690,226
                                                                  ------------

     TOTAL INCREASE IN NET ASSETS                                    3,281,976

     NET ASSETS:
        Beginning of year (Note 1)                                     500,000
                                                                  ------------
        End of year                                               $  3,781,976
                                                                  ============
     (a)CAPITAL SHARE ACTIVITY:
        Shares sold                                                    366,602
        Shares issued in reinvestment of distributions
          to shareholders                                                   --
        Shares redeemed                                                   (925)
                                                                  ------------
          Net increase in shares outstanding                           365,677
        Shares outstanding, beginning of year (Note 1)                  50,000
                                                                  ------------
        Shares outstanding, end of year                                415,677
                                                                  ============

     See accompanying notes to financial statements.

     PRAGMA Providence Fund
     Financial Highlights
     For the Year Ended March 31, 1997


     Per share data for a share outstanding throughout the year:

        Net asset value at beginning of year                      $     10.00
                                                                  -----------
        Income from investment operations:
          Net investment loss                                           (0.07)
          Net realized and unrealized losses on investments             (0.83)
                                                                  -----------
        Total from investment operations                                (0.90)
                                                                  -----------
        Less distributions:
          Dividends from net investment income                            --
          Distributions from net realized gains                           --
                                                                  -----------
        Total distributions                                               --
                                                                  -----------
        Net asset value at end of year                            $      9.10
                                                                  ===========
     Ratios and supplemental data:

        Total return                                                  (9.00)%
                                                                  ===========
        Net assets at end of period (000's)                       $     3,782
                                                                  ===========
        Ratio of expenses to average net assets                         1.50%

        Ratio of net investment loss to average net assets             (.85)%

        Portfolio turnover rate                                          241%

        Average commission rate per share                         $    0.0486

     See accompanying notes to financial statements.

                             PRAGMA PROVIDENCE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



1.      SIGNIFICANT ACCOUNTING POLICIES

The PRAGMA Providence Fund (the Fund) is a diversified series of PRAGMA Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 10, 1996. The Fund was capitalized on February 13, 1996, when John H. Alban, Jr., the President of the Fund's investment adviser, PRAGMA, Inc. (the Adviser), purchased the initial shares of the Fund at $10.00 per share. The public offering of shares of the Fund commenced on April 1, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund is an aggressive growth equity mutual fund which seeks long-term capital appreciation through investment in common stocks. Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued based on the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

                             PRAGMA PROVIDENCE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997




Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 1997, net unrealized depreciation on investments was $121,957 for federal income tax purposes, of which $221,506 related to appreciated securities and $343,463 related to depreciated securities based on a federal income tax cost basis of $3,755,157.

As of March 31, 1997, the Fund had a capital loss carryforward for federal income tax purposes of $171,721, which expires on March 31, 2005. In addition, the Fund elected to treat $84,546 of net realized losses from security transactions, which occurred after October 31, 1996, as having been incurred in the Fund's tax year ending March 31, 1998.

On March 31, 1997, as a result of the permanent difference between book and tax reporting, the Fund reclassified its current year net investment loss of $30,026 against paid-in capital on the Statement of Assets and Liabilities.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $11,624,652 and $7,613,228, respectively.

                             PRAGMA PROVIDENCE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



3.  TRANSACTIONS WITH AFFILIATES

The Chairman of the Board of the Trust is also the President of the Adviser. Certain other trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust. Approximately 58% of the Fund was directly or indirectly owned by officers and Trustees of the Trust as of March 31, 1997.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of average daily net assets of the Fund. The Adviser pays all operating expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses.

In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to the fees and expenses of the Trust's independent Trustees. There were no fees paid or expenses reimbursed to the Trustees for the current year.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENTS
Under the terms of the Administration, Accounting and Transfer Agency Agreements between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset-based fee and a fee based on the number of shareholder accounts. In addition, the Adviser reimburses CFS for its out-of-pocket expenses including, but not limited to, postage, supplies and the costs of pricing the Fund's portfolio securities.

PRAGMA Providence Fund
Portfolio of Investments
March 31, 1997
                                                                       Market
INVESTMENTS IN COMMON STOCK - 96.1%                     Shares         Value

MEDICAL SCIENCE - 23.7%

  MEDICAL - BIOGENETICS - 9.8%
  Amgen, Inc.*                                           1,600   $    89,400
  Biogen, Inc.*                                          2,900       108,388
  Chiron Corp.*                                          4,400        81,950
  Genzyme Corp.-General Division*                        4,000        90,000
                                                                  -----------
                                                                     369,738
                                                                  -----------
  MEDICAL - PRODUCTS/DRUG DELIVERY - 9.7%
  Boston Scientific Corp.*                               2,000       123,500
  Guidant Corp.                                          2,000       123,000
  Invacare Corp.                                         1,300        30,550
  Sybron International Corp.*                            3,300        91,575
                                                                  -----------
                                                                     368,625
                                                                  -----------
  MEDICAL - SYSTEMS/SERVICES - 4.2%
  Advance ParadigM, Inc.*                                4,800        63,600
  Omnicare, Inc.                                         4,000        94,000
                                                                  -----------
                                                                     157,600
                                                                  -----------

  TOTAL MEDICAL SCIENCE                                              895,963
                                                                  -----------
TECHNOLOGY - 38.8%

  TECHNOLOGY-COMMUNICATIONS - 16.1%
  3Com Corp.*                                            2,000        65,500
  Celeritek, Inc.*                                       3,000        33,000
  General Motors Corp. - Class H                         2,000       108,500
  Lucent Technologies, Inc.                              2,400       126,600
  MRV Communications, Inc.*                              3,600        80,100
  QUALCOMM, Inc.*                                        1,500        84,562
  Tellabs, Inc.*                                         3,000       108,375
                                                                  -----------
                                                                     606,637
                                                                  -----------
  TECHNOLOGY-COMPUTER SOFTWARE/HARDWARE - 17.8%
  Atmel Corp.*                                           3,300        78,994
  Cisco Systems, Inc.*                                   1,700        81,812
  Computer Sciences Corp.*                               1,000        61,750
  Dell Computer Corp.*                                   2,100       142,013
  EMC Corp.*                                             2,000        71,000
  Open Market, Inc.*                                     6,000        59,250
  Oracle Corp.*                                          2,400        92,550
  Sun Microsystems, Inc.*                                3,000        86,625
                                                                  -----------
                                                                     673,994
                                                                  -----------
  TECHNOLOGY-SYSTEMS/SERVICES - 4.9%
  National Data Corp.                                    2,700        95,512
  Rockwell International Corp.                           1,400        90,825
                                                                  -----------
                                                                     186,337
                                                                  -----------

  TOTAL TECHNOLOGY                                                 1,466,968
                                                                  -----------
POLLUTION - WASTE MANAGEMENT - 6.7%
  IMCO Recycling, Inc.                                   7,000   $   102,375
  Republic Industries, Inc.*                             1,100        38,156
  U.S. Filter Corp.*                                     3,600       111,150
                                                                  -----------
                                                                     251,681
                                                                  -----------
FINANCIAL AND INSURANCE - 5.8%
  Finova Group, Inc.                                       900        60,863
  Life USA Holding, Inc.*                                8,000        80,000
  UICI*                                                  3,400        77,775
                                                                  -----------
                                                                     218,638
                                                                  -----------
FOOD - 4.6%
  Dekalb Genetics Corp.                                  1,200        63,900
  Worthington Foods, Inc.                                5,600       109,200
                                                                  -----------
                                                                     173,100
                                                                  -----------
AUTO MANUFACTURING - 3.5%
  A.S.V., Inc.*                                          6,800       130,900
                                                                  -----------
ELECTRICAL COMPONENTS - 3.0%
  Raychem Corp.                                          1,400       115,325
                                                                  -----------
INDUSTRIAL - DIVERSIFIED - 3.0%
  Thermo Electron Corp.*                                 2,000        61,750
  Zoltek Companies, Inc.*                                2,000        50,750
                                                                  -----------
                                                                     112,500
                                                                  -----------
PAPER PRODUCTS - 2.7%
  Mosinee Paper Corp.                                    3,000       102,750
                                                                  -----------
OILFIELD EQUIPMENT - 2.4%
  Oceaneering International, Inc.*                       5,800        90,625
                                                                  -----------
SPECIALTY CHEMICALS - 1.9%
  Nalco Chemical Co.                                     2,000        74,750
                                                                  -----------
  TOTAL COMMON STOCK                                               3,633,200
  (Cost $3,753,296)                                               -----------

TOTAL INVESTMENTS AT VALUE - 96.1%                                 3,633,200

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.9%                         148,776
                                                                  -----------
NET ASSETS - 100.0%                                              $ 3,781,976
                                                                  ===========
* Non-income producing securities.

See accompanying notes to financial statements.

                             PRAGMA INVESTMENT TRUST

PART C.           OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      (i)        Financial Statements included in Part A:

                             Financial Highlights for the Year Ended March 31, 1997

                  (ii)       Financial Statements included in Part B:

                             Statement of Assets and Liabilities, March 31,
                             1997

                             Statement of Operations for the Year Ended March 31, 1997

                             Statement of Changes in Net Assets for the Year Ended March 31, 1997

                             Financial Highlights for the Year Ended March 31, 1997

                             Notes to Financial Statements, March 31, 1997

                             Portfolio of Investments, March 31, 1997

         (b)      Exhibits

                  (1)               Agreement and Declaration of Trust*

                  (2)               Bylaws*

                  (3)               Inapplicable

                  (4)               Inapplicable

                  (5)               Investment Advisory Agreement with PRAGMA,
                                    Inc.*

                  (6)               Inapplicable

                  (7)               Inapplicable

                  (8)               Custody Agreement with Star Bank,
                                    N.A.*

                  (9)  (i)          Administrative Services Agreement with
                                    Countrywide Fund Services, Inc.

                      (ii) Accounting Services Agreement with Countrywide Fund Services, Inc.

                     (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.

                  (10)              Opinion and Consent of Counsel*

                  (11)              Consent of Independent Public Accountants

                  (12)              Inapplicable

                  (13)              Agreement Relating to Initial Capital*

                  (14)              Inapplicable

                  (15)              Inapplicable

                  (16)              Inapplicable

                  (17)              Financial Data Schedule

                  (18)              Inapplicable
--------------------------------------

* Incorporated by reference to the Trust's registration statement on Form N-1A.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.

                  After commencement of the public offering of the Registrant's shares, the Registrant expects that no person will be directly or indirectly controlled by or under common control with the Registrant.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES.

                  As of June 30, 1997, there are 61 holders of the shares of beneficial interest of the Registrant.

ITEM 27.          INDEMNIFICATION

                  Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                           "SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                           SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                           SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained


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                           in this article shall affect any rights to
                           indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy will provide coverage to the Registrant, its Trustees and officers and PRAGMA, Inc. (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                  The Investment Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any investment policy or the purchase, sale, or retention of any investment on the recommendation of the Adviser; PROVIDED, HOWEVER, that nothing therein contained shall be construed to protect the Adviser against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement.

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ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
                  ADVISER

                  (a) The Adviser is a Texas corporation organized in 1981. In addition to its investment advisory activities the Adviser is also registered as a Commodity Trading Advisor (CTA) and a Commodity Pool Operator (CPO). The Adviser's CTA registration has been effective since July 1981 while its Commodity Pool Operator registration has been effective since July 1984. The Adviser is the general partner and trading advisor for The PRAGMA Beta Futures Fund I, a limited partnership that speculates in the futures markets. As an investment adviser, the Adviser does not provide advice regarding investment in commodity pools or commodity limited partnerships.

                  (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                       (i) John H. Alban, Jr. - Chairman of the Adviser. Chairman of the Board of the Registrant.

                      (ii)       John H. Alban, III - President of the
                                 Adviser.
                                 President of the Registrant.

                     (iii) B. David Cranfill - Senior Vice President of the Adviser.

                      (iv)       Elizabeth A. Dunn - Vice President of the
                                 Adviser.

ITEM 29.  PRINCIPAL UNDERWRITERS

         (a)      Inapplicable

         (b)      Inapplicable

         (c)      Inapplicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will

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                  be maintained by the Registrant at its offices located at 7150
                  Greenville Avenue, Suite 101, Dallas, Texas 75231 as well as at the offices of the Registrant's transfer agent located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

ITEM 31.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

                  Inapplicable

ITEM 32.  UNDERTAKINGS

                  (a)      Inapplicable

                  (b)      Inapplicable

                  (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report without charge.

                  (d) The Registrant undertakes to call a meeting of shareholders, if requested to do so by holders of at least 10% of the Fund's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 1st day of August, 1997.
                                                 PRAGMA INVESTMENT TRUST

                                                 By:/S/ JOHN H. ALBAN, JR.
                                                 John H. Alban, Jr.
                                                 Chairman of the Board

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   SIGNATURE                          TITLE                      DATE

/S/ JOHN H. ALBAN, JR.             Chairman                    August 1, 1997
------------------------
John H. Alban, Jr.                 of the Board
                                   and Trustee

/S/ JOHN H. ALBAN, III             President                   August 1, 1997
------------------------
John H. Alban, III                 and Trustee


/S/ MARK J. SEGER                  Treasurer                   August 1, 1997
------------------------
Mark J. Seger


------------------------            Trustee
Ted C. Hager*


------------------------            Trustee              By:/S/ TINA D. HOSKING
William L. Hutton*                                          Tina D. Hosking
                                                            Attorney-in-Fact*
                                                            August 1, 1997
------------------------             Trustee
John B. Lamb*


------------------------             Trustee
William B. Snyder*


------------------------             Trustee
James C. Tappan*


------------------------             Trustee
John Robert Thomas*

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